TRADE RECEIVABLES, NET - Movement in allowance for doubtful accounts (Details) - Trade receivables - Allowance for expected credit losses - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Movement in allowance for doubtful accounts:
Balance as of beginning	$ 126	$ 89
Provision for the year	131	392
Derecognition of bad debts	(135)	(347)
Reversal in respect of collected accounts	(41)	(8)
Initially consolidated subsidiary	174
Currency translation	(8)
Balance as of ending	$ 247	$ 126